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                                                                   EXHIBIT 10.31

International Digital Investors, L.P.
January 15, 1997
Page 1

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                             STYLES ON VIDEO, INC.
                          667 RANCHO CONEJO BOULEVARD
                        NEWBURY PARK, CALIFORNIA  91320


                                    January 15, 1997


International Digital Investors, L.P.
701 Brickell Avenue, Suite 2420
Miami, Florida  33131

Gentlemen:

     Reference is made to that certain Note and Preferred Stock Purchase Agreement (the "Purchase Agreement") dated May 14, 1996 by and among Styles on Video, Inc. ("SOV"), a Delaware corporation, Forever Yours, Inc. ("FYI"), a California corporation, and International Digital Investors, L.P. ("IDI"), a Delaware limited partnership, which provides for the purchase of certain promissory notes, preferred stock and warrants of SOV in accordance with certain terms and conditions contained therein. Each of the parties to said Purchase Agreement have agreed to increase the principal amount of funds borrowed under the Purchase Agreement in accordance with that certain Letter Agreement dated November 21, 1996 among IDI, SOV and FYI.

     The execution of this Letter Agreement will serve as the acknowledgment by the undersigned that the principal amount borrowed pursuant to the Purchase Agreement is hereby increased $180,000 from $1,020,000 to $1,200,000. The accrual of interest expense with respect to such $180,000 increase in amount borrowed under the Purchase Agreement shall commence on the date of this Letter Agreement.

     The execution of this Letter Agreement shall in no way limit or waive any responsibilities, obligations or claims of each of the parties hereto with respect to the terms, conditions and related agreements existing under and/or created in connection with the Purchase Agreement.

     This letter may be executed in one or more counterparts.
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International Digital Investors, L.P.
January 15, 1997
Page 2

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     Please indicate your agreement and consent to the foregoing by signing the enclosed copy of this letter where indicated below and return the same to the attention of the undersigned on behalf of SOV.


                                       Sincerely,

                                       STYLES ON VIDEO, INC.


                                       By:__________________________________

                                       FOREVER YOURS, INC.


                                       By:__________________________________



AGREED TO and ACCEPTED this
15th day of January 1997.



INTERNATIONAL DIGITAL INVESTORS, L.P.


By:_______________________________